A. Trust Level Activity
       Number of Days in Collection Period                                                            30
       Beginning Principal Receivables Balance                                          1,709,806,632.68
       Beginning Special Funding Account Balance                                                    0.00
       Beginning Principal Receivables + SFA Balance                                    1,709,806,632.68
       Special Funding Account Earnings                                                             0.00
       Finance Charge Collections                                                          27,013,663.64
       Interchange Collections                                                              1,588,845.72
       Collection Account Investment Proceeds                                                  41,110.10
       Recoveries treated as Finance Charge Collections                                             0.00
       Total Finance Charge Receivables Collections                                        28,643,619.46
       Principal Receivables Collections                                                  176,940,055.76
       Total Servicing Fee                                                                  2,727,209.70
       Recoveries treated as Principal Collections                                          2,083,134.68
       Total Principal Receivables Collections                                            179,023,190.44
       Monthly Payment Rate                                                                       12.15%
       Defaulted Amount (Net of Recoveries)                                                11,760,862.52
       Annualized Default Rate                                                                     8.25%
       Trust Portfolio Yield                                                                      20.10%
       New Principal Receivables                                                          117,446,598.32
       Aggregate Account Addition or Removal (Y/N)?                                                    N
       Date of Addition/Removal                                                                      n/a
       Principal Receivables at the end of the day of Addition/Removal                               n/a
       SFA Balance at the end of the day of Addition/Removal                                         n/a
       Principal Receivables + SFA Balance at the end of the day of Addition/Removal                 n/a
       Percentage of the Collection Period which is before the Addition/Removal Date                 n/a
       Ending Principal Receivables Balance                                             1,636,325,818.73
       Ending Special Funding Account (SFA) Balance                                                 0.00
       Ending Principal Receivables + SFA Balance                                       1,636,325,818.73
       Required Minimum Principal Balance                                               1,500,000,000.00

B. Series Allocations
                                                              Total              1998-2            1998-3
       Group                                                                        1                 1
       Class A Invested Amount                                                528,000,000.00    528,000,000.00
       Class B Invested Amount                                                113,000,000.00    113,000,000.00
       Collateral Invested Amount                                              67,000,000.00     67,000,000.00
       Class D Invested Amount                                                 42,000,000.00     42,000,000.00
       Total Invested Amount                             1,500,000,000.00     750,000,000.00    750,000,000.00
       Required Transferor Amount                          105,000,000.00      52,500,000.00     52,500,000.00
       Invested Amount + Req Transf Amount               1,605,000,000.00     802,500,000.00    802,500,000.00
       Series Allocation Percentage                              100.00%              50.00%            50.00%
       Series Allocable Finance Charge Collections                             14,321,809.73     14,321,809.73
       Series Allocable Principal Collections                                  89,511,595.22     89,511,595.22
       Series Allocable Defaulted Amounts                                       5,880,431.26      5,880,431.26
       Series Allocable Servicing Fee                                           1,363,604.85      1,363,604.85
       In Revolving Period?                                                                Y                 Y


       Available for Shared Principal Collections                                       0.00              0.00

B. Series Allocations
       Amounts Due                                                           1998-2             1998-3
                  Principal Allocation Percentage                                 87.73%             87.73%
                  Floating Allocation Percentage                                  87.73%             87.73%
                  Class A Certificate Rate                                        5.378%             5.408%
                  Class B Certificate Rate                                        5.588%             5.638%
                  CIA Certificate Rate                                            6.153%             6.253%
                  Class D Certificate Rate                                        0.000%             0.000%
                  Class A Interest                                          2,287,361.85       2,300,121.85
                  Class B Interest                                            508,645.93         513,197.32
                  Collateral Monthly Interest                                 332,080.83         337,478.05
                  Class D Interest                                                  0.00               0.00
                  Investor Monthly Interest                                 3,128,088.61       3,150,797.22
                  Investor Default Amount (Net of Recoveries)               5,158,856.40       5,158,856.40
                  Interchange Collections                                     696,940.97         696,940.97
                  Servicer Interchange                                        468,750.00         468,750.00
                  Monthly Servicing Fee (Before Adjustments)                1,250,000.00       1,250,000.00
                      Interchange Adjustment                                        0.00               0.00
                      SFA Adjustment                                                0.00               0.00
                  Monthly Servicing Fee (After Adjustments)                 1,250,000.00       1,250,000.00

C. Group 1 Allocations
                                                              Total            1998-2            1998-3
       Adjusted Invested Amount for Series              1,500,000,000.00    750,000,000.00    750,000,000.00
       Principal Collections                              157,055,646.25     78,527,823.12     78,527,823.12
       Finance Charge Collections                          25,128,823.56     12,564,411.78     12,564,411.78
       Investor Monthly Interest                            6,278,885.83      3,128,088.61      3,150,797.22
       Investor Default Amount                             10,317,712.80      5,158,856.40      5,158,856.40
       Monthly Servicing Fee                                2,500,000.00      1,250,000.00      1,250,000.00
       Total Amount Due                                    19,096,598.63      9,536,945.01      9,559,653.62
       Excess Before Reallocation                           6,032,224.93      3,027,466.77      3,004,758.16
       Reallocation of Finance Charge Collections                               -11,354.31         11,354.31
       Dollars of Excess Spread                             6,032,224.93      3,016,112.46      3,016,112.46
       Percentage Excess Spread                                    4.83%             4.83%             4.83%
       Reallocated Finance Charge Collections              25,128,823.56     12,553,057.47     12,575,766.08


D. Trust Performance
       30-59 Days Delinquent                                                 34,410,335.08
       60-89 Days Delinquent                                                 21,532,706.37
       90+ Days Delinquent                                                   42,410,573.74
       Total 30+ Days Delinquent                                             98,353,615.19

                                  Series 1998-2


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                          16-Nov-98
Current Payment Date                       15-Dec-98
Actual / 360 Days                              29                29                   29                29
30 / 360 Days                                  29                29                   29                29
Fixed / Floating                            Floating          Floating             Floating          Floating
                                                                              Collateral Invested
                                            Class A            Class B              Amount            Class D             Total
Certificate Rate                                    5.378%            5.588%             6.153%            0.000%
Initial Balance                             528,000,000.00    113,000,000.00      67,000,000.00     42,000,000.00     750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Total Initial Amount                                                                                                  802,500,000.00

Beginning Outstanding Amount                528,000,000.00    113,000,000.00      67,000,000.00     42,000,000.00     750,000,000.00
Ending Outstanding Amount                   528,000,000.00    113,000,000.00      67,000,000.00     42,000,000.00     750,000,000.00

Beginning Invested Amount                   528,000,000.00    113,000,000.00      67,000,000.00     42,000,000.00     750,000,000.00
Ending Invested Amount                      528,000,000.00    113,000,000.00      67,000,000.00     42,000,000.00     750,000,000.00

Beginning Adjusted Invested Amount          528,000,000.00    113,000,000.00      67,000,000.00     42,000,000.00     750,000,000.00
Ending Adjusted Invested Amount             528,000,000.00    113,000,000.00      67,000,000.00     42,000,000.00     750,000,000.00

Principal Allocation Percentage                     70.40%            15.07%              8.93%             5.60%            100.00%
Floating Allocation Percentage                      70.40%            15.07%              8.93%             5.60%            100.00%
Principal Collections                        55,283,587.48     11,831,525.35       7,015,152.20      4,397,558.09      78,527,823.12
Realloc Finance Charge Collections            8,837,352.46      1,891,327.33       1,121,406.47        702,971.22      12,553,057.47
YSA Draw                                                                                                                1,250,000.00
YSA Investment Proceeds                                                                                                    30,692.46
Realloc Finance Charge plus YSA Draw          9,738,959.95      2,084,284.99       1,235,814.99        774,690.00      13,833,749.93
Monthly Interest                              2,287,361.85        508,645.93         332,080.83              0.00       3,128,088.61
Investor Default Amount (Net)                 3,631,834.91        777,267.70         460,857.84        288,895.96       5,158,856.40
Monthly Servicing Fee                           880,000.00        188,333.33         111,666.67         70,000.00       1,250,000.00
Total Due                                     6,799,196.76      1,474,246.96         904,605.33        358,895.96       9,536,945.01

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             13,833,749.93
Series Adjusted Portfolio Yield                                                                                               13.88%
Base Rate                                                                                                                      7.18%

                                  Series 1998-2




Series Parameters
                         Revolving Period (Y/N)                                                                  Y
                         Accumulation Period (Y/N)                                                               N
                         Early Amortization (Y/N)                                                                N
                         Controlled Accumulation Period                                                        12.00
                         Holdings is Servicer                                                                    Y
                         Paydown Excess CIA (Y/N)                                                                Y
                         Paydown Excess Class D (Y/N)                                                            Y
                         Controlled Accumulation Amount                                                          53,416,666.67
                         Controlled Deposit Amount                                                               53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                                      0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                                      0.00
                         Principal Funding Account Deposit                                                                0.00
                         Ending Principal Funding Account Balance                                                         0.00
                         Principal Funding Investment Proceeds                                                            0.00

                         Yield Supplement Account Beginning Balance                                               6,250,000.00
                         Yield Supplement Account Release                                                         1,250,000.00
                         Yield Supplement Account Ending Balance                                                  5,000,000.00

                         Reserve Account Beginning Balance                                                                0.00
                         Required Reserve Account Amount                                                                  0.00
                         Funds Deposited into Reserve Account                                                             0.00
                         Ending Reserve Account Balance                                                                   0.00

C. Certificate Balances and Distrubutions
                                                               Class A                      Class B                    CIA
                                        Beginning Balance      528,000,000.00                113,000,000.00      67,000,000.00
                                   Interest Distributions        2,287,361.85                    508,645.93         332,080.83
                                             PFA Deposits                0.00
                                  Principal Distributions                0.00                          0.00               0.00
                                      Total Distributions        2,287,361.85                    508,645.93         332,080.83
                               Ending Certificate Balance      528,000,000.00                113,000,000.00      67,000,000.00
                                              Pool Factor              100.00%                       100.00%            100.00%
                            Total Distribution Per $1,000              4.3321                        4.5013             4.9564
                         Interest Distribution Per $1,000              4.3321                        4.5013             4.9564
                        Principal Distribution Per $1,000              0.0000                        0.0000             0.0000




                                        Beginning Balance
                                   Interest Distributions           Class D                      Total
                                             PFA Deposits                    42,000,000.00   750,000,000.00
                                  Principal Distributions                             0.00     3,128,088.61
                                      Total Distributions                                              0.00
                               Ending Certificate Balance                             0.00             0.00
                                              Pool Factor                             0.00     3,128,088.61
                            Total Distribution Per $1,000                    42,000,000.00   750,000,000.00
                         Interest Distribution Per $1,000                          100.00%
                        Principal Distribution Per $1,000                           0.0000
                                                                                    0.0000
                                                                                    0.0000


                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                           1 Total amount of the distribution:                                                        2,287,361.85
                           2 Amount of the distribution in respect of Class A Monthly Interest:                       2,287,361.85
                           3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                   0.00
                           4 Amount of the distribution in respect of Class A Additional Interest:                            0.00
                           5 Amount of the distribution in respect of Class A Principal:                                      0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                           1 Total amount of Class A Investor Charge-Offs:                                                    0.00
                           2 Amount of Class A Investor Charge-Offs                                                           0.00
                             per $1,000 original certificate principal amount:
                           3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                              0.00
                           4 Amount reimbursed in respect of Class A Investor Charge-Offs                                     0.00
                             per $1,000 original certificate principal amount:
                           5 The amount, if any, by which the outstanding principal                                           0.00
                             balance of the Class A Certificate exceeds the Class A Invested
                             Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                           1 The total amount of the distribution:                                                      508,645.93
                           2 Amount of the distribution in respect of Class B monthly interest:                         508,645.93
                           3 Amount of the distribution in respect of Class B outstanding monthly interest:                   0.00
                           4 Amount of the distribution in respect of Class B additional interest:                            0.00
                           5 Amount of the distribution in respect of Class B principal:                                      0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                           1 The amount of reductions in Class B Invested Amount                                              0.00
                           2 The amount of reductions in the Class B Invested Amount set forth in                             0.00
                             paragraph 1 above, per $1,000 original certificate principal amount:
                           3 The total amount reimbursed in respect of such reductions                                        0.00
                             in the Class B Invested Amount:
                           4 The total amount set forth in paragraph 3 above, per $1,000                                      0.00
                             original certificate principal amount:
                           5 The amount, if any, by which the outstanding principal balance                                   0.00
                              of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                           1 Total amount distributed to the Collateral Interest Holder:                        332,080.83
                           2 Amount distributed in respect of Collateral Monthly Interest:                      332,080.83
                           3 Amount distributed in respect of Collateral Additional Interest:                         0.00
                           4 The amount distributed to the Collateral Interest Holder in respect                      0.00
                             of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                           1 The amount of reductions in the Collateral Invested Amount.                              0.00
                           2 The total amount reimbursed in respect of such reductions in the                         0.00
                             Collateral Invested Amount

J. Application of Reallocated Investor Finance Charge Collections.

                                                                           Available          Due             Paid         Shortfall
                           1 Allocated Class A Available Funds               9,738,959.95
                             a Reserve Account Release                               0.00
                             b PFA Investment Earnings                               0.00
                             c Class A Available Funds                       9,738,959.95

                           2 Class A Available Funds                         9,738,959.95
                             a Class A Monthly Interest                                       2,287,361.85    2,287,361.85      0.00
                             b Class A Servicing Fee                                            880,000.00      880,000.00      0.00
                             c Class A Investor Default Amount                                3,631,834.91    3,631,834.91      0.00
                             d Class A Excess                                2,939,763.19

                           2 Class B Available Funds                         2,084,284.99
                             a Class B Monthly Interest                                         508,645.93      508,645.93      0.00
                             b Class B Servicing Fee                                            188,333.33      188,333.33      0.00
                             c Class B Excess                                1,387,305.73

                           3 Collateral Available Funds                      1,235,814.99
                             a Collateral Servicing Fee                                         111,666.67      111,666.67      0.00
                             b Collateral Excess                             1,124,148.33

                           4 Class D Available Funds
                             a Class D Available Funds                         774,690.00
                             b Class D Servicing Fee                                             70,000.00       70,000.00      0.00
                             c Class D Excess                                  704,690.00

                           5 Total Excess Spread                             6,155,907.25

                                 Series 1998-2



K. Application of Excess Spread and Excess Finance Charge Collections
                                                                           Available          Due             Paid         Shortfall
                           1 Available Excess Spread                         6,155,907.25
                           2 Excess Fin Charge Coll                                  0.00
                                  from Other Series
                           3 Available Funds                                 6,155,907.25
                           2 Class A Required Amount Shortfalls                                       0.00            0.00      0.00
                           3 Class B Defaults                                                   777,267.70      777,267.70      0.00
                           4 Monthly Servicing Fee                                                    0.00            0.00      0.00
                           5 Collateral Monthly Interest                                        332,080.83      332,080.83      0.00
                           6 Collateral Default Amount                                          460,857.84      460,857.84      0.00
                           7 Reserve Account Deposit                                                  0.00            0.00      0.00
                           9 Class D Monthly Interest                                                 0.00            0.00      0.00
                          10 Class D Default Amount                                             288,895.96      288,895.96      0.00
                           8 Other CIA Amounts Owed                                                   0.00            0.00      0.00
                          11 Excess Fin Coll for Other Series                                         0.00            0.00      0.00
                          12 Excess Spread                                   4,296,804.92
                          13 Writedowns
                                               a Class A                             0.00
                                               b Class B                             0.00
                                               c CIA                                 0.00
                                               d Class D                             0.00

L. Reallocated Principal Collections

                           3 Total Principal Collections Allocable                               78,527,823.12
                           4 Principal Required to Fund the Required Amount                               0.00
                           5 Shared Principal Collections from other Series                               0.00
                           6 Other Amounts Treated as Principal Collections                       5,158,856.40
                           7 Available Principal Collections                                     83,686,679.53

M. Application of Principal Collections during Revolving Period

                           1 Collateral Invested Amount                                          67,000,000.00
                           2 Required Collateral Invested Amount                                 67,000,000.00
                           3 Amount used to pay Excess CIA                                                0.00
                           4 Available Principal Collections                                     83,686,679.53

                           5 Class D                                                             42,000,000.00
                           6 Required Class D                                                    42,000,000.00
                           7 Amount used to pay Excess Class D                                            0.00
                           8 Available Principal Collections                                     83,686,679.53

                                     Page 5

                                 Series 1998-2

N. Application of Principal Collections during the Accumulation Period

                           1 Available Principal Collections                                                         83,686,679.53
                                               a Controlled Deposit Amount                                                    0.00
                                               b Minimum of Avail Prin Coll and CDA                                           0.00
                                               c Controlled Deposit Amount Shortfall                                          0.00
                                               d Amount Deposited in PFA for Class A                                          0.00
                                               e Draw from PFA to pay Class A Principal                                       0.00
                                               f Class A Adjusted Invested Amount                                   528,000,000.00

                           2 Remaining Principal Collections Available                                                        0.00
                                               a Remaining PFA Balance                                                        0.00
                                               b Beginning Class B Outstanding Amount                               113,000,000.00
                                               c Beginning Class B Adjusted Invested Amount                         113,000,000.00
                                               d Amount Deposited in PFA for Class B                                          0.00
                                               e Draw from PFA to pay Class B Principal                                       0.00
                                               f Class B Adjusted Invested Amount                                   113,000,000.00

                           3 Remaining Principal Collections Available                                                        0.00
                                               a Remaining CIA Amount                                                67,000,000.00
                                               b Principal Paid to CIA                                                        0.00
                                               c CIA at the end of the Period                                        67,000,000.00

                           4 Remaining Principal Collections Available                                                        0.00
                                               a Remaining Class D Amount                                            42,000,000.00
                                               b Principal Paid to Class D                                                    0.00
                                               c Class D at the end of the Period                                    42,000,000.00

                             Class A Principal Paid to Investors                                                              0.00
                             Ending Class A Outstanding Amount                                                      528,000,000.00
                             Ending Class B Outstanding Amount                                                      113,000,000.00

                           5 Shared Principal Collections                                                                     0.00

                                     Page 6

                                 Series 1998-2

N. Application of Principal Collections during Early Amortization Period
                           1 Principal Collections Available                                                                  0.00
                                               a Remaining Class A Adjusted Invested Amount                         528,000,000.00
                                               b Principal Paid to Class A                                                    0.00
                                               c End of Period Class A Adjusted Invested Amount                     528,000,000.00

                           2 Remaining Principal Collections Available                                                        0.00
                                               a Remaining Class B Adjusted Invested Amount                         113,000,000.00
                                               b Principal Paid to Class B                                                    0.00
                                               c End of Period Class B Adjusted Invested Amount                     113,000,000.00

                           3 Remaining Principal Collections Available                                                        0.00
                                               a Remaining Collateral Invested Amount                                67,000,000.00
                                               b Principal Paid to CIA                                                        0.00
                                               c Collateral Invested Amount at the end of the Period                 67,000,000.00

                           4 Remaining Principal Collections Available                                                        0.00
                                               a Remaining Class D Amount                                            42,000,000.00
                                               b Principal Paid to Class D                                                    0.00
                                               c Class D at the end of the Period                                    42,000,000.00

O. Yield and Base Rate

                           1 Base Rate
                                               a Current Monthly Period                                  7.18%
                                               b Prior Monthly Period                                    7.30%
                                               c Second Prior Monthly Period                             7.47%

                             Three Month Average Base Rate                                                                   7.32%

                           2 Series Adjusted Portfolio Yield
                                               a Current Monthly Period                                 13.88%
                                               b Prior Monthly Period                                   12.80%
                                               c Second Prior Monthly Period                            12.68%

                             Three Month Average Series Adjusted Portfolio Yield                                            13.12%

                           3 Excess Spread
                                               a Current Monthly Period                                  6.70%
                                               b Prior Monthly Period                                    5.50%
                                               c Second Prior Monthly Period                             5.21%

                             Three Month Average Excess Spread                                                               5.80%




                                 Series 1998-3
A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                       16-Nov-98
Current Payment Date                    15-Dec-98
Actual / 360 Days                          29                 29                 29               29
30 / 360 Days                              29                 29                 29               29
Fixed / Floating                        Floating           Floating           Floating         Floating
                                                                              Collateral
                                                                               Invested
                                         Class A            Class B             Amount         Class D               Total
Certificate Rate                                5.408%             5.638%           6.253%            0.000%
Initial Balance                         528,000,000.00     113,000,000.00    67,000,000.00     42,000,000.00     750,000,000.00
Required Transferor Amount                                                                                        52,500,000.00
Total Initial Amount                                                                                             802,500,000.00

Beginning Outstanding Amount            528,000,000.00     113,000,000.00    67,000,000.00     42,000,000.00     750,000,000.00
Ending Outstanding Amount               528,000,000.00     113,000,000.00    67,000,000.00     42,000,000.00     750,000,000.00

Beginning Invested Amount               528,000,000.00     113,000,000.00    67,000,000.00     42,000,000.00     750,000,000.00
Ending Invested Amount                  528,000,000.00     113,000,000.00    67,000,000.00     42,000,000.00     750,000,000.00

Beginning Adjusted Invested Amount      528,000,000.00     113,000,000.00    67,000,000.00     42,000,000.00     750,000,000.00
Ending Adjusted Invested Amount         528,000,000.00     113,000,000.00    67,000,000.00     42,000,000.00     750,000,000.00

Principal Allocation Percentage                 70.40%             15.07%            8.93%             5.60%            100.00%
Floating Allocation Percentage                  70.40%             15.07%            8.93%             5.60%            100.00%
Principal Collections                    55,283,587.48      11,831,525.35     7,015,152.20      4,397,558.09      78,527,823.12
Realloc Finance Charge Collections        8,853,339.32       1,894,748.76     1,123,435.10        704,242.90      12,575,766.08
YSA Draw                                                                                                           1,250,000.00
YSA Investment Proceeds                                                                                               30,692.46
Realloc Finance Charge plus YSA Draw      9,754,946.81       2,087,706.42     1,237,843.63        775,961.68      13,856,458.54
Monthly Interest                          2,300,121.85         513,197.32       337,478.05              0.00       3,150,797.22
Investor Default Amount (Net)             3,631,834.91         777,267.70       460,857.84        288,895.96       5,158,856.40
Monthly Servicing Fee                       880,000.00         188,333.33       111,666.67         70,000.00       1,250,000.00
Total Due                                 6,811,956.76       1,478,798.35       910,002.56        358,895.96       9,559,653.62

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                        13,856,458.54
Series Adjusted Portfolio Yield                                                                                          13.92%
Base Rate                                                                                                                 7.22%


                                 Series 1998-3
Series Parameters
                  Revolving Period (Y/N)                                                    Y
                  Accumulation Period (Y/N)                                                 N
                  Early Amortization (Y/N)                                                  N
                  Controlled Accumulation Period                                          12.00
                  Holdings is Servicer                                                      Y
                  Paydown Excess CIA (Y/N)                                                  Y
                  Paydown Excess Class D (Y/N)                                              Y
                  Controlled Accumulation Amount                                        53,416,666.67
                  Controlled Deposit Amount                                             53,416,666.67
                  Ending Controlled Deposit Amount Shortfalll                                    0.00

Funding Accounts
                  Beginning Principal Funding Account Balance                                    0.00
                  Principal Funding Account Deposit                                              0.00
                  Ending Principal Funding Account Balance                                       0.00
                  Principal Funding Investment Proceeds                                          0.00

                  Yield Supplement Account Beginning Balance                             6,250,000.00
                  Yield Supplement Account Release                                       1,250,000.00
                  Yield Supplement Account Ending Balance                                5,000,000.00

                  Reserve Account Beginning Balance                                              0.00
                  Required Reserve Account Amount                                                0.00
                  Funds Deposited into Reserve Account                                           0.00
                  Ending Reserve Account Balance                                                 0.00

C. Certificate Balances and Distrubutions
                                                Class A            Class B              CIA            Class D             Total
                        Beginning Balance      528,000,000.00     113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
                   Interest Distributions        2,300,121.85         513,197.32       337,478.05              0.00     3,150,797.22
                             PFA Deposits                0.00                                                                   0.00
                  Principal Distributions                0.00               0.00             0.00              0.00             0.00
                      Total Distributions        2,300,121.85         513,197.32       337,478.05              0.00     3,150,797.22
               Ending Certificate Balance      528,000,000.00     113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
                              Pool Factor             100.00%            100.00%          100.00%           100.00%
            Total Distribution Per $1,000              4.3563             4.5416           5.0370            0.0000
         Interest Distribution Per $1,000              4.3563             4.5416           5.0370            0.0000
        Principal Distribution Per $1,000              0.0000             0.0000           0.0000            0.0000




                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                1 Total amount of the distribution:                                                        2,300,121.85
                2 Amount of the distribution in respect of Class A Monthly Interest:                       2,300,121.85
                3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                   0.00
                4 Amount of the distribution in respect of Class A Additional Interest:                            0.00
                5 Amount of the distribution in respect of Class A Principal:                                      0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                1 Total amount of Class A Investor Charge-Offs:                                                    0.00
                2 Amount of Class A Investor Charge-Offs                                                           0.00
                  per $1,000 original certificate principal amount:
                3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                              0.00
                4 Amount reimbursed in respect of Class A Investor Charge-Offs                                     0.00
                  per $1,000 original certificate principal amount:
                5 The amount, if any, by which the outstanding principal                                           0.00
                  balance of the Class A Certificate exceeds the Class A Invested
                  Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                1 The total amount of the distribution:                                                      513,197.32
                2 Amount of the distribution in respect of Class B monthly interest:                         513,197.32
                3 Amount of the distribution in respect of Class B outstanding monthly interest:                   0.00
                4 Amount of the distribution in respect of Class B additional interest:                            0.00
                5 Amount of the distribution in respect of Class B principal:                                      0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                1 The amount of reductions in Class B Invested Amount                                              0.00
                2 The amount of reductions in the Class B Invested Amount set forth in                             0.00
                  paragraph 1 above, per $1,000 original certificate principal amount:
                3 The total amount reimbursed in respect of such reductions                                        0.00
                  in the Class B Invested Amount:
                4 The total amount set forth in paragraph 3 above, per $1,000                                      0.00
                  original certificate principal amount:
                5 The amount, if any, by which the outstanding principal balance                                   0.00
                   of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                1 Total amount distributed to the Collateral Interest Holder:                                337,478.05
                2 Amount distributed in respect of Collateral Monthly Interest:                              337,478.05
                3 Amount distributed in respect of Collateral Additional Interest:                                 0.00
                4 The amount distributed to the Collateral Interest Holder in respect                              0.00
                  of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                1 The amount of reductions in the Collateral Invested Amount.                                      0.00
                2 The total amount reimbursed in respect of such reductions in the                                 0.00
                  Collateral Invested Amount

J. Application of Reallocated Investor Finance Charge Collections.

                                                           Available             Due              Paid        Shortfall
                1 Allocated Class A Available Funds       9,754,946.81
                  a Reserve Account Release                       0.00
                  b PFA Investment Earnings                       0.00
                  c Class A Available Funds               9,754,946.81

                2 Class A Available Funds                 9,754,946.81
                  a Class A Monthly Interest                               2,300,121.85      2,300,121.85      0.00
                  b Class A Servicing Fee                                    880,000.00        880,000.00      0.00
                  c Class A Investor Default Amount                        3,631,834.91      3,631,834.91      0.00
                  d Class A Excess                        2,942,990.06

                2 Class B Available Funds                 2,087,706.42
                  a Class B Monthly Interest                                 513,197.32        513,197.32      0.00
                  b Class B Servicing Fee                                    188,333.33        188,333.33      0.00
                  c Class B Excess                        1,386,175.77

                3 Collateral Available Funds              1,237,843.63
                  a Collateral Servicing Fee                                 111,666.67        111,666.67      0.00
                  b Collateral Excess                     1,126,176.96

                4 Class D Available Funds
                  a Class D Available Funds                 775,961.68
                  b Class D Servicing Fee                                     70,000.00         70,000.00      0.00
                  c Class D Excess                          705,961.68

                5 Total Excess Spread                     6,161,304.47




                                 Series 1998-3

K. Application of Excess Spread and Excess Finance Charge Collections
                                                           Available             Due           Paid          Shortfall
                1 Available Excess Spread                 6,161,304.47
                2 Excess Fin Charge Coll                          0.00
                       from Other Series
                3 Available Funds                         6,161,304.47
                2 Class A Required Amount Shortfalls                               0.00           0.00        0.00
                3 Class B Defaults                                           777,267.70     777,267.70        0.00
                4 Monthly Servicing Fee                                            0.00           0.00        0.00
                5 Collateral Monthly Interest                                337,478.05     337,478.05        0.00
                6 Collateral Default Amount                                  460,857.84     460,857.84        0.00
                7 Reserve Account Deposit                                          0.00           0.00        0.00
                9 Class D Monthly Interest                                         0.00           0.00        0.00
               10 Class D Default Amount                                     288,895.96     288,895.96        0.00
                8 Other CIA Amounts Owed                                           0.00           0.00        0.00
               11 Excess Fin Coll for Other Series                                 0.00           0.00        0.00
               12 Excess Spread                           4,296,804.92
               13 Writedowns
                                          a Class A               0.00
                                          b Class B               0.00
                                          c CIA                   0.00
                                          d Class D               0.00

L. Reallocated Principal Collections

                3 Total Principal Collections Allocable                                 78,527,823.12
                4 Principal Required to Fund the Required Amount                                 0.00
                5 Shared Principal Collections from other Series                                 0.00
                6 Other Amounts Treated as Principal Collections                         5,158,856.40
                7 Available Principal Collections                                       83,686,679.53

M. Application of Principal Collections during Revolving Period

                1 Collateral Invested Amount                                            67,000,000.00
                2 Required Collateral Invested Amount                                   67,000,000.00
                3 Amount used to pay Excess CIA                                                  0.00
                4 Available Principal Collections                                       83,686,679.53

                5 Class D                                                               42,000,000.00
                6 Required Class D                                                      42,000,000.00
                7 Amount used to pay Excess Class D                                              0.00
                8 Available Principal Collections                                       83,686,679.53



                                 Series 1998-3


N. Application of Principal Collections during the Accumulation Period

                1 Available Principal Collections                                                         83,686,679.53
                                          a Controlled Deposit Amount                                              0.00
                                          b Minimum of Avail Prin Coll and CDA                                     0.00
                                          c Controlled Deposit Amount Shortfall                                    0.00
                                          d Amount Deposited in PFA for Class A                                    0.00
                                          e Draw from PFA to pay Class A Principal                                 0.00
                                          f Class A Adjusted Invested Amount                             528,000,000.00

                2 Remaining Principal Collections Available                                                        0.00
                                          a Remaining PFA Balance                                                  0.00
                                          b Beginning Class B Outstanding Amount                         113,000,000.00
                                          c Beginning Class B Adjusted Invested Amount                   113,000,000.00
                                          d Amount Deposited in PFA for Class B                                    0.00
                                          e Draw from PFA to pay Class B Principal                                 0.00
                                          f Class B Adjusted Invested Amount                             113,000,000.00

                2 Remaining Principal Collections Available                                                        0.00
                                          a Remaining CIA Amount                                          67,000,000.00
                                          b Principal Paid to CIA                                                  0.00
                                          c CIA at the end of the Period                                  67,000,000.00

                3 Remaining Principal Collections Available                                                        0.00
                                          a Remaining Class D Amount                                      42,000,000.00
                                          b Principal Paid to Class D                                              0.00
                                          c Class D at the end of the Period                              42,000,000.00

                  Class A Principal Paid to Investors                                                              0.00
                  Ending Class A Outstanding Amount                                                      528,000,000.00
                  Ending Class B Outstanding Amount                                                      113,000,000.00

                4 Shared Principal Collections                                                                     0.00



                                 Series 1998-3

N. Application of Principal Collections during Early Amortization Period

                1 Principal Collections Available                                                                  0.00
                                          a Remaining Class A Adjusted Invested Amount                   528,000,000.00
                                          b Principal Paid to Class A                                              0.00
                                          c End of Period Class A Adjusted Invested Amount               528,000,000.00

                2 Remaining Principal Collections Available                                                        0.00
                                          a Remaining Class B Adjusted Invested Amount                   113,000,000.00
                                          b Principal Paid to Class B                                              0.00
                                          c End of Period Class B Adjusted Invested Amount               113,000,000.00

                3 Remaining Principal Collections Available                                                        0.00
                                          a Remaining Collateral Invested Amount                          67,000,000.00
                                          b Principal Paid to CIA                                                  0.00
                                          c Collateral Invested Amount at the end of the Period           67,000,000.00

                4 Remaining Principal Collections Available                                                        0.00
                                          a Remaining Class D Amount                                      42,000,000.00
                                          b Principal Paid to Class D                                              0.00
                                          c Class D at the end of the Period                              42,000,000.00

O. Yield and Base Rate

                1 Base Rate
                                          a Current Monthly Period                              7.22%
                                          b Prior Monthly Period                                7.34%
                                          c Second Prior Monthly Period                         7.51%

                  Three Month Average Base Rate                                                                   7.35%

                2 Series Adjusted Portfolio Yield
                                          a Current Monthly Period                             13.92%
                                          b Prior Monthly Period                               12.84%
                                          c Second Prior Monthly Period                        12.72%

                  Three Month Average Series Adjusted Portfolio Yield                                            13.16%

                3 Excess Spread
                                          a Current Monthly Period                              6.70%
                                          b Prior Monthly Period                                5.50%
                                          c Second Prior Monthly Period                         5.21%

                  Three Month Average Excess Spread                                                               5.81%

                                     Page 7